UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 24, 2026
Date of Report: (Date of earliest event reported)
__________________________
ARTHUR J. GALLAGHER & CO.
(Exact name of registrant as specified in its charter)
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Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2026, Richard C. Cary, age 63, Controller and Chief Accounting Officer of Arthur J. Gallagher & Co. (the “Company”), notified the Company that he plans to retire in 2028 and step down from his role as Controller and Chief Accounting Officer (and as the Company’s principal accounting officer) effective September 30, 2026. Mr. Cary has served as the Company’s Controller since 1997 and as its Chief Accounting Officer since 2001. He will remain employed by the Company as Corporate Vice President - Accounting and will support the transition through his expected retirement in 2028. Mr. Cary’s planned retirement is not due to any disagreement with the Company on any matter relating to the Company's financial statements, internal control over financial reporting, operations, policies or practices.
In conjunction with this transition and consistent with the Company’s succession planning, Kyle G. Koreyva, age 42, will succeed Mr. Cary as Controller and Chief Accounting Officer (and as the Company’s principal accounting officer), effective October 1, 2026. Mr. Koreyva joined the Company as part of the Company’s acquisition of AssuredPartners in August 2025. He has held progressively senior accounting and finance roles over the past 20 years, most recently serving as the Company’s Vice President, Accounting and prior to the acquisition as AssuredPartners’ Chief Accounting Officer starting in June 2024. Prior to joining AssuredPartners, Mr. Koreyva served as Vice President, Finance and Divisional Chief Financial Officer of Westchester, a division of Chubb, from April 2020 to June 2024. Before then, Mr. Koreyva spent the first 14 years of his career with PricewaterhouseCoopers as an auditor in its assurance practice, including three years in its national office.
There are no changes to the compensation arrangements for Mr. Koreyva in connection with his assuming the role of Controller and Chief Accounting Officer. Mr. Koreyva has no family relationship with any director or executive officer of the Company, and there are no transactions involving Mr. Koreyva that require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHUR J. GALLAGHER & CO.

Date: August 26, 2026	By:	/s/ Walter D. Bay
Walter D. Bay Vice President, General Counsel and Secretary